UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSRS

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-10467

                        CAUSEWAY CAPITAL MANAGEMENT TRUST
               (Exact name of registrant as specified in charter)

                                   ----------

                    11111 Santa Monica Boulevard, Suite 1500
                              Los Angeles, CA 90025
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-866-947-7000

                      DATE OF FISCAL YEAR END: SEPTEMBER 30

                    DATE OF REPORTING PERIOD: MARCH 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.
                                   (GRAPHIC)

                             (CAUSEWAY FUNDS LOGO)

                               SEMI-ANNUAL REPORT

                                    CAUSEWAY
                                  INTERNATIONAL
                                OPPORTUNITIES FUND

                                 MARCH 31, 2010

INVESTMENT ADVISER:

Causeway Capital Management LLC
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission's website at http://www.sec.gov.

                                                                 CCM-SA-006-0100

                    CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

TABLE OF CONTENTS

Letter to Shareholders                                                         2
Schedule of Investments                                                        8
Sector Diversification                                                         9
Statement of Assets and Liabilities                                           10
Statement of Operations                                                       11
Statement of Changes in Net Assets                                            12
Financial Highlights                                                          13
Notes to Financial Statements                                                 14
Disclosure of Fund Expenses                                                   19
Statement Regarding Basis for Approval
   of Investment Advisory Agreement                                           21
Supplemental Financial Information:
   Causeway International Value Fund
   Semi-Annual Report as of March 31, 2010                                    24

LETTER TO SHAREHOLDERS

PERFORMANCE REVIEW

Causeway International Opportunities Fund (the "Fund") began investment operations on December 31, 2009. For the three months ended March 31, 2010, the Fund's Institutional Class and Investor Class each returned 3.30% compared to the MSCI All Country World Index ex U.S. ("ACWI ex U.S.") return of 1.66%. Even though equity markets extended the recovery that began just over a year ago, investors continued to demonstrate concern about macroeconomic conditions. In late January, 2010, markets swooned in response to China's reversal of its economic stimulus measures, and then were challenged by Europe's soaring budget deficits. However, in March 2010, global equity markets again advanced as investors anticipated a sustained economic recovery and improved corporate profits. The best performing developed international equity markets for the period (measured in US dollars) included Finland, Denmark, Japan, Sweden, and Canada. The biggest laggards included Europe's so-called "PIGS"--Portugal, Italy, Greece, and Spain. The top performing emerging markets in ACWI ex U.S. included Hungary, Egypt, Pakistan, Columbia, and Israel. The worst performing emerging markets were Taiwan, China, Czech Republic, Brazil, and Peru. The US dollar appreciated meaningfully versus most major currencies this period, especially the pound sterling and the euro, thus depressing dollar-denominated returns in those regions.

FUND OVERVIEW

The Fund is a fund of funds that invests in underlying funds that invest in both developed markets, excluding the United States, and emerging markets. The Fund allocates substantially all of its assets between Causeway International Value Fund (the "International Value Fund") and Causeway Emerging Markets Fund (the "Emerging Markets Fund") using a proprietary asset allocation model. The Fund uses quantitative signals from systems developed and managed by our quantitative portfolio managers and qualitative input from our fundamental portfolio managers to determine the allocation of assets between the International Value Fund and the Emerging Markets Fund.

Quantitative signals are generated by a proprietary multi-factor asset allocation model designed by the quantitative portfolio managers to indicate when allocations to emerging markets should increase or decrease relative to the Fund's ACWI ex U.S. benchmark. The model currently includes factors in four categories: valuation, earnings growth, financial strength, and macroeconomic. Our fundamental portfolio managers evaluate these quantitative signals in light of fundamental analysis and the portfolio managers, as a team, determine the allocation between the International Value Fund and the Emerging Markets Fund. The allocation is reassessed by the quantitative model daily and adjusted periodically when deemed appropriate by the investment team. The percentage of the Fund's total assets in the Emerging Markets Fund and other emerging markets investments, such as

                    CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND exchange-traded funds based on emerging markets indices, is not expected to be greater than the weight of the emerging markets portion of the ACWI ex U.S. multiplied by two, and can be as low as none. As of March 31, 2010, the emerging markets portion of the ACWI ex U.S. was 22.8%.

PERFORMANCE ATTRIBUTION RELATING TO ASSET ALLOCATION

At inception of investment operations on December 31, 2009, the Fund invested 76.5% of its net assets in the International Value Fund, 23.3% in the Emerging Markets Fund, and 0.2% in cash. During its first quarter of investment operations, the Fund maintained a modest overweight position in the Emerging Markets Fund compared to the emerging markets weight in ACWI ex U.S., which position contributed to relative performance. This modest overweight position did not change dramatically from the beginning of the quarter through March 31. As of March 31, 2010, the Fund invested 75.7% of its total assets in the International Value Fund, 22.7% in the Emerging Markets Fund, and 1.6% in cash.

PERFORMANCE ATTRIBUTION OF THE INTERNATIONAL VALUE FUND

Due primarily to superior stock selection, the International Value Fund outperformed the MSCI EAFE(R) Index ("EAFE") during the first quarter of 2010. The Fund's relative outperformance can be attributed to holdings in the capital goods, energy, insurance, and consumer durable industry groups, while holdings in the transportation, technology hardware & equipment, materials, and telecommunication services industry groups detracted from relative performance. The largest single contributor to return this quarter was the machinery and ship manufacturer, Hyundai Heavy (South Korea). Investors reacted positively to indications that order levels bottomed in 2009, and the Company's announcement of a significant cost-cutting plan. Additional notable contributors to return included two energy services companies, Aker Solutions (Norway) and Technip (France), life insurer, Sony Financial Holdings (Japan), and automation and robotics manufacturer, Fanuc (Japan). The largest individual detractor from performance this period was paints & industrial coatings manufacturer, Akzo Nobel (the Netherlands). The Company announced disappointing earnings for the fourth quarter of 2009 (4Q09), but we continue to hold shares in this undervalued, well-managed market leader. Additional notable detractors included power utility, E.ON (Germany), telecommunication services provider, Telefonica (Spain), mail, logistics & overnight parcel delivery company, TNT (the Netherlands), and global bank, HSBC (UK). An overweight position compared to the EAFE Index in the euro and an underweight in the Australian dollar were drags on relative performance during the period. The International Value Fund's currency exposure is entirely a byproduct of our bottom-up security selection process.

                    CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

Most recently, the International Value Fund has modestly reduced exposure to many economically-sensitive industries including: materials, semiconductors & semi equipment, and technology hardware & equipment, while marginally increasing exposure to banks and one economically defensive industry--pharmaceuticals. Several of the largest sales during the first quarter of 2010 (1Q10) were quality cyclicals initially purchased in the 4Q08 and 1Q09, in the depths of the bear market. We sold (or reduced exposure to) these stocks because they had performed very strongly and as a result, their upside potential no longer made them competitive with other portfolio candidates. Top sales included: robotics and automation equipment producer, Fanuc (Japan), energy services firm, Technip (France), semiconductor equipment manufacturer, Tokyo Electron (Japan), and metals and mining extractor, Rio Tinto (UK). Despite these portfolio changes, the International Value Fund ended the period with its single largest sector weight in industrials, twice that of the EAFE Index.

Taking advantage of global stock markets' continued volatility, we found a wealth of investment opportunities in both cyclical and economically stable businesses. The economic backdrop confounds our crystal ball. What we can see is that many developed markets stocks are priced for permanently hobbled growth. Those undervalued candidates interest us greatly. At an attractive entry price, we aim to shield the International Value Fund from the severe ramifications of private and public sector deleveraging. Our focus on the highest financial strength companies remains in place. Well-managed companies with financial flexibility have unprecedented opportunities to outmaneuver their competitors in this tough environment. We continue to seek those firms enjoying a narrow field of competitors, ideally in an oligopoly with favorable long-term demand characteristics. Over the last few months, we have purchased or added to aerospace and defense-equipment company, European Aeronautic Defence and Space Co. NV (France), industrial pumps manufacturer, Sulzer (Switzerland), flavors & fragrances chemical company, Givaudan (Switzerland) and several undervalued and well-capitalized banks including, Banco Santander (Spain), Unicredit (Italy) and SE Bank (Sweden). Companies with stock prices under pressure from external events or government inquiries, assuming they are temporary, also attract us as investors. We recently added Toyota Motor, after analyzing the likely cost of recalls, brand damage, and potential legal costs. We believe that investors have overestimated the loss in value to this auto industry leader.

PERFORMANCE ATTRIBUTION OF THE EMERGING MARKETS FUND

The Emerging Markets Fund modestly underperformed the MSCI Emerging Markets Index, which posted positive performance of 2.45% during the quarter. The investment process uses a combination of bottom-up and top-down quantitative factors to select securities. The portfolio's exposure to our bottom-up factors added to relative performance. Our valuation factors added the most to performance during the quarter followed by our earnings growth factors, while our technical factors detracted from relative performance. Our top-down factors, which have a smaller weight in

                    CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND the model, hurt relative performance. All three top-down groups of factors detracted value, with our macro factors doing the poorest, followed by our country factors and sector factors.

In terms of the countries in which we added value, stock selection within Thailand contributed the most to the Emerging Markets Fund's active return. The largest contributor to active performance here was an overweight to Charoen Pokphand Foods PCL, a farming and food production company, which benefited from a number of sell-side analysts' upgrades. Stock selection within Indonesia also contributed to performance. The main contributor was construction machinery distribution and leasing company, PT United Tractors Tbk,. The stock did well as the company reported sales of heavy equipment and coal delivery that were above expectations. The portfolio also benefited from its holding in the Israeli generic pharmaceutical manufacturing company, Teva Pharmaceutical Industries Ltd., which outperformed the MSCI Emerging Markets Index as the company made a successful bid to acquire Ratiopharm, Germany's second biggest maker of generic pharmaceuticals, beating out rivals Pfizer Inc. and Actavis Group hf. Stock selection within Russia hurt the Emerging Markets Fund's relative performance, with the most negative contribution coming from not holding the stock GMK Norilsk Nickel, which outperformed the MSCI Emerging Markets Index due to strength in nickel as well as other commodity prices. The portfolio also had negative stock selection in Turkey, mainly due to an overweight in the Turkish airline, Turk Hava Yollari Anonim Ortakligi. The company and Turkish stocks in general were adversely impacted by political turmoil in Turkey, as a number of army officers were arrested over an alleged coup plot, heightening tensions between the government and the military. In addition, stock selection within Taiwan adversely impacted the portfolio's relative performance, due to our holdings of computer laptop manufacturers, Compal Electronics Inc. and Quanta Computer Inc, which fell on concerns about margin and revenue pressure for laptop manufacturers.

INTERNATIONAL VALUE FUND'S INVESTMENT OUTLOOK

With the rapid rebound in global equity markets in the 12 months to March 31, 2010, the question remains, "Where do we go from here?" Gradually upward, we suggest. Equities have returned to more rational pricing, without the 2008-9 skew of investor preference from aggressive risk to low risk, and back again. Investors are becoming more discriminate and the markets are transitioning away from a liquidity-driven rally, placing greater emphasis on the fundamentals of each listed company, its industry, and the macroeconomics in the appropriate region. This renewed emphasis on the attributes of each stock fits our value investment process well. Our research continues to identify undervalued candidates, and these should benefit the International Value Fund as markets recognize their mispricing and bid their values higher. We hunt for attractive candidates in an investable universe that has room for price appreciation. The prospective multiple for developed markets at less than 12x 2010 earnings (based on IBES estimates) seems reasonable in absolute and relative terms. The stocks in the International Value Fund exhibit above market dividend yields

                   CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND on average, a sizeable component of total return. Our preference for owning shares in companies paying steady and growing dividends has not waivered, despite the challenges of the last two years. The especially high level of financial strength of companies represented in the International Value Fund supports the consistency of that dividend income. As normalcy has returned to equity markets, we can buy a variety of companies from diverse geographies and industries. We believe the better companies, identified by their fortress-like balance sheets, dominant market shares, and substantial free cash flow, will attract investor buying for several years ahead. Those companies should deliver superior returns versus the EAFE Index--and these are the companies we want the International Value Fund to own.

EMERGING MARKETS FUND'S INVESTMENT OUTLOOK

Our outlook for emerging markets going forward remains positive, mainly because accommodative monetary policy and steep yield curves throughout the world should support emerging markets performance. In terms of quantitative factor performance within emerging markets, we do not anticipate that valuation factors will do nearly as well in 2010 as they did in 2009. This is due to the fact that value dispersion (that is, the difference in valuation ratios between expensive and inexpensive stocks) is no longer at the elevated levels seen in early 2009. High levels of value dispersion indicate significant opportunities for value investors. We still expect good performance from our value factors, however, as these factors performed well from 2004-2007, when value dispersion was at lower levels. We are less positive on the prospects for our momentum factors, however, as these factors currently contradict our valuation factors. To elaborate, our momentum factors are favoring cyclical over defensive stocks whereas our valuation factors indicate that cyclicals are no longer inexpensive. Lastly, we have positioned the portfolio to increase exposure to quality factors such as low financial leverage, low earnings uncertainty, and low volatility, which we believe will do better in 2010 because quality has become inexpensive. Increasing quality exposure will also provide ballast to the portfolio in the event that the debt problems in Greece, Portugal, Dubai, or other less solvent nations resurface or if the global macroeconomic data point to a faltering recovery.

ASSET ALLOCATION OUTLOOK

The asset allocation model currently recommends a modest overweight position to emerging markets compared to the ACWI ex U.S. The overweight is driven by a strong positive signal from our most important factor, our macroeconomic factor (the spread between the yields of the 10 year U.S. Treasury Note and the 3 month U.S. Treasury Bill), mitigated by negative forecasts from our valuation and risk aversion factors.

                   CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

We thank you for your interest in Causeway International Opportunities Fund and look forward to serving you in the future.


/s/ Harry W. Hartford
--------------------------------
Harry W. Hartford
Portfolio Manager


/s/ Jonathan P. Eng
--------------------------------
Jonathan P. Eng
Portfolio Manager

/s/ Arjun Jayaraman
--------------------------------
Arjun Jayaraman
Portfolio Manager


/s/ Sarah H. Ketterer
--------------------------------
Sarah H. Ketterer
Portfolio Manager


/s/ Kevin Durkin
--------------------------------
Kevin Durkin
Portfolio Manager


/s/ MacDuff Kuhnert
--------------------------------
MacDuff Kuhnert
Portfolio Manager


/s/ James A. Doyle
--------------------------------
James A. Doyle
Portfolio Manager

April 26, 2010

THE ABOVE COMMENTARY EXPRESSES THE ADVISER'S VIEWS AS OF THE DATE SHOWN AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE REGARDING ANY STOCK. THESE VIEWS AND THE PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS.

AS OF 3/31/10, THE AVERAGE ANNUAL TOTAL RETURN FOR BOTH THE INSTITUTIONAL AND INVESTOR CLASSES WAS 3.30% (SINCE INCEPTION). INCEPTION FOR BOTH CLASSES WAS 12/31/09.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-866-947-7000 OR VISIT WWW.CAUSEWAYFUNDS.COM. INVESTMENT PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THE ABSENCE OF SUCH FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE WHEN PAID. A 2% REDEMPTION FEE IS CHARGED ON THE VALUE OF SHARES REDEEMED LESS THAN 60 DAYS AFTER PURCHASE. IF YOUR ACCOUNT INCURRED A REDEMPTION FEE, YOUR PERFORMANCE WILL BE LOWER THAN THE PEFORMANCE SHOWN HERE. FOR MORE INFORMATION, PLEASE SEE THE PROSPECTUS.

THE MSCI ALL COUNTRY WORLD INDEX EX U.S. IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION WEIGHTED INDEX THAT IS DESIGNED TO MEASURE THE EQUITY MARKET PERFORMANCE OF DEVELOPED AND EMERGING MARKETS EXCLUDING THE U.S. THE INDEX IS GROSS OF WITHHOLDING TAXES AND ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INDEX DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, FEES AND EXPENSES ASSOCIATED WITH AN INVESTMENT IN THE FUND. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THERE ARE SPECIAL RISKS IN FOREIGN INVESTING (PLEASE SEE
NOTE 5 IN THE NOTES TO FINANCIAL STATEMENTS).

                   CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (000)*
MARCH 31, 2010 (UNAUDITED)

                                                                 NUMBER OF
CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND                          SHARES    VALUE
-----------------------------------------                        ---------   -----
AFFILIATED MUTUAL FUNDS
   Causeway International Value Fund, Institutional Class(1, 2)    48,761     $572
   Causeway Emerging Markets Fund, Institutional Class(1)          17,113      171
                                                                              ----
TOTAL AFFILIATED MUTUAL FUNDS
   (COST $719) -- 99.9%                                                        743
                                                                              ----
SHORT-TERM INVESTMENT
   Dreyfus Cash Management, Institutional Class, 0.070%**          12,111       12
                                                                              ----
TOTAL SHORT-TERM INVESTMENT
   (COST $12) -- 1.6%                                                           12
                                                                              ----
TOTAL INVESTMENTS -- 101.5%
   (COST $731)                                                                 755
                                                                              ----
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.5%)                                (11)
                                                                              ----
NET ASSETS -- 100.0%                                                          $744
                                                                              ====

*    Except for share data.

**   The rate reported is the 7-day effective yield as of March 31, 2010.

(1)  Non-income producing security.

(2) The Fund's investment in Institutional Class shares of Causeway International Value Fund represents greater than 75% of the Fund's total investments. Causeway International Value Fund seeks long-term growth of capital and income. The semi-annual report as of March 31, 2010, for Causeway International Value Fund is attached to these financial statements. Further financial information on Causeway International Value Fund is available on the Securities and Exchange Commission's website at http://www.sec.gov.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                   CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

SECTOR DIVERSIFICATION

AS OF MARCH 31, 2010, THE SECTOR DIVERSIFICATION WAS AS FOLLOWS (UNAUDITED):

CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND    % OF NET ASSETS
-----------------------------------------    ---------------
AFFILIATED MUTUAL FUNDS                            99.9%
SHORT-TERM INVESTMENT                               1.6
                                                  -----
PAYABLES IN EXCESS OF CASH AND RECEIVABLES         (1.5)
                                                  -----
NET ASSETS                                        100.0%
                                                  =====

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                    CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (000)* (UNAUDITED)

                                                            CAUSEWAY
                                                         INTERNATIONAL
                                                         OPPORTUNITIES
                                                              FUND
                                                         -------------
                                                            3/31/10
                                                         -------------
ASSETS:
   Affiliated Investments at Value (Cost $719)               $  743
   Investments at Value (Cost $12)                               12
   Receivable due from Investment Adviser                         8
   Prepaid Expenses                                               2
                                                             ------
      TOTAL ASSETS                                              765
                                                             ------
LIABILITIES:
   Other Accrued Expenses                                        21
                                                             ------
      TOTAL LIABILITIES                                          21
                                                             ------
      NET ASSETS                                             $  744
                                                             ======
NET ASSETS:
   Paid-in Capital (unlimited authorization -- no
      par value)                                                720
   Net Unrealized Appreciation on Investments                    24
                                                             ------
      NET ASSETS                                             $  744
                                                             ======
   NET ASSET VALUE PER SHARE (BASED ON NET ASSETS OF
      $723,595 / 70,020 SHARES) -- INSTITUTIONAL CLASS       $10.33
                                                             ======
   NET ASSET VALUE PER SHARE (BASED ON NET ASSETS OF
      $20,862 / 2,020 SHARES) -- INVESTOR CLASS              $10.33
                                                             ======

*    Except for Net Asset Value data.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                    CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

STATEMENT OF OPERATIONS (000) (UNAUDITED)

                                                                         CAUSEWAY
                                                                      INTERNATIONAL
                                                                      OPPORTUNITIES
                                                                           FUND
                                                                     ---------------
                                                                      12/31/09(1) to
                                                                          3/31/10
                                                                     ---------------
EXPENSES:
   Transfer Agent Fees                                                      $ 10
   Professional Fees                                                          10
   Custodian Fees                                                              2
   Printing Fees                                                               3
   Other Fees                                                                  1
                                                                            ----
   TOTAL EXPENSES                                                             26
                                                                            ----
LESS:
   Reimbursement of Other Expenses                                           (26)
                                                                            ----
   NET EXPENSES                                                               --
                                                                            ----
   NET INVESTMENT INCOME                                                      --
                                                                            ----
   Net Change in Unrealized Appreciation on Affiliated Investments            24
                                                                            ----
   NET UNREALIZED GAIN ON INVESTMENTS                                         24
                                                                            ----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $ 24
                                                                            ====

(1)  Commencement of operations.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                    CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                         CAUSEWAY
                                                                      INTERNATIONAL
                                                                      OPPORTUNITIES
                                                                           FUND
                                                                     ---------------
                                                                     12/31/09(1) to
                                                                         3/31/10
                                                                        (Unaudited)
                                                                     ---------------
OPERATIONS:
   Net Change in Unrealized Appreciation on Affiliated Investments          $ 24
                                                                            ----
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       24
                                                                            ----
   NET INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
      TRANSACTIONS(2)                                                        720
                                                                            ----
   TOTAL INCREASE IN NET ASSETS                                              744
                                                                            ----
NET ASSETS:
   Beginning of Period                                                        --
                                                                            ----
   END OF PERIOD                                                            $744
                                                                            ====
   UNDISTRIBUTED NET INVESTMENT INCOME                                      $ --
                                                                            ====

(1)  Commencement of operations.

(2)  See Note 7 in Notes to Financial Statements.

Amounts designated as "--" are $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                    CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS
FOR THE PERIOD FROM INCEPTION(1) THROUGH MARCH 31, 2010 (UNAUDITED) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                           Net                                                                  Ratio of
                                         Realized                                        Ratio of   Ratio of       Net
                                           and                    Net                    Expenses   Expenses   Investment
                Net Asset      Net      Unrealized               Asset             Net      to     to Average    Income
                  Value,   Investment      Gain        Total     Value,          Assets   Average  Net Assets   (Loss) to  Portfolio
                Beginning    Income     (Loss) on      from      End of   Total  End of     Net    (Excluding    Average    Turnover
                of Period    (Loss)    Investments  Operations   Period  Return  Period   Assets     Waiver)   Net Assets     Rate
                   ($)         ($)         ($)          ($)       ($)      (%)   ($000)     (%)        (%)         (%)        (%)
                ---------  ----------  -----------  ----------  -------  ------  ------  --------  ----------  ----------  ---------
CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND+
INSTITUTIONAL
   CLASS
   2010(1)        10.00         --         0.33        0.33      10.33    3.30     723     0.11       14.68      (0.11)        1
INVESTOR CLASS
   2010(1)        10.00      (0.01)        0.34        0.33      10.33    3.30      21     0.35       14.93      (0.35)        1

(1) Commenced operations on December 31, 2009. All ratios are annualized. Total return and portfolio turnover rate are for the period indicated and have not been annualized.

+    Per share amounts calculated using average shares method.

Amounts designated as "--" are $0 or are rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                    CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

Causeway International Opportunities Fund (the "Fund") is a series of Causeway Capital Management Trust (the "Trust"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on December 31, 2009. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The Trust has three additional series, the financial statements of which are presented separately.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - The assets of the Fund consist of investments in affiliated investment companies and the Dreyfus Cash Management money market fund, which are valued at their daily net asset values per share.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

     - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

     - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

     - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

                    CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. As of March 31, 2010, all of the Fund's investments are Level 1.

FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended March 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Fund did not incur any significant interest or penalties.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

EXPENSE/CLASSES - Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

                    CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

REDEMPTION FEE - The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee does not apply to shares purchased through reinvested distributions, shares redeemed through designated systematic withdrawal plans, or omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund's redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the "Adviser") for its clients to rebalance their portfolios. For the period ended March 31, 2010, the Institutional Class and Investor Class did not retain any redemption fees.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICE AND DISTRIBUTION AGREEMENTS

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Adviser. Under the Advisory Agreement, the Adviser is not paid any fees. The Fund invests primarily in the International Value Fund and the Emerging Markets Fund, which separately pay advisory fees to the Investment Adviser. The Adviser has contractually agreed through January 31, 2011 to reimburse the Fund to the extent necessary to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 0.11% and 0.36% of Institutional Class and Investor Class average daily net assets, respectively. For the period ended March 31, 2010, the Adviser reimbursed $26,378.

The Trust and SEI Investments Global Funds Services (the "Administrator") have entered into an Administration Agreement. Effective January 1, 2006, under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Trust is subject to a minimum annual fee of $165,000 for the first portfolio plus $80,000 for each additional portfolio plus $20,000 for each additional share class (over two) in each portfolio.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the period ended March 31, 2010, the Investor Class paid 0.24% of average daily net assets under this plan.

                    CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

The Trust and SEI Investments Distribution Co. (the "Distributor") have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2010, approximately $0.537 million of net assets were held by affiliated investors.

4. INVESTMENT TRANSACTIONS

The cost of underlying funds purchased and the proceeds from the sale of underlying funds, other than short-term investments, during the period ended March 31, 2010, for the Fund were as follows:

Purchases   Sales
  (000)     (000)
---------   -----
  $726        $7

5. RISK NOTE

Because the Fund invests substantially all of its assets in Causeway International Value Fund and Causeway Emerging Markets Fund (the "underlying funds"), which invest most of their assets in foreign securities, the Fund is subject to further risks. For example, the value of the underlying funds' securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the underlying funds invest in securities denominated in foreign currencies, the underlying funds securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6. FEDERAL TAX INFORMATION

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund, through its investment in the underlying funds, may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The underlying funds accrue such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

At March 31, 2010, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

                                           Net
 Federal   Appreciated   Depreciated    Unrealized
Tax Cost    Securities    Securities   Appreciation
--------   -----------   -----------   ------------
  $731         $24            $--           $24
  ----         ---            ---           ---

                    CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONCLUDED)

7. CAPITAL SHARES ISSUED AND REDEEMED (000)

                                                                               December 31, 2009(1)
                                                                                 to March 31, 2010
                                                                                   (Unaudited)
                                                                               --------------------
                                                                               SHARES      VALUE
                                                                               ------   -----------
INSTITUTIONAL CLASS:
Shares Sold                                                                      70        $700
                                                                                ---        ----
Increase in Shares Outstanding Derived from Institutional Class Transactions     70         700
                                                                                ---        ----
INVESTOR CLASS:
Shares Sold                                                                       2          20
                                                                                ---        ----
Increase in Shares Outstanding Derived from Investor Class Transactions           2          20
                                                                                ---        ----
Increase in Shares Outstanding from Capital Share Transactions                   72        $720
                                                                                ===        ====

(1)  Commencement of operations.

8. RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

9. SIGNIFICANT SHAREHOLDER CONCENTRATION

As of March 31, 2010, two of the Fund's shareholders owned 97% of net assets.

10. SUBSEQUENT EVENTS

From March 31, 2010 through the date the financial statements were issued, no subsequent events or transactions have occurred that would have materially impacted the financial statements as presented.

                   CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund's comparative cost by comparing the hypothetical result for the Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT the Fund's actual return -- the account values shown may not apply to your specific investment.

                    CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)
(CONCLUDED)

                         BEGINNING     ENDING                 EXPENSES
                          ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                           VALUE       VALUE       EXPENSE     DURING
                          10/01/09    3/31/10      RATIOS      PERIOD
                         ---------   ---------   ----------   --------
CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND
ACTUAL FUND RETURN
Institutional Class      $1,000.00   $1,033.00      0.11%     $0.28*
HYPOTHETICAL 5% RETURN
Institutional Class      $1,000.00   $1,024.38      0.11%     $0.56**
CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND
ACTUAL FUND RETURN
Investor Class           $1,000.00   $1,033.00      0.35%     $0.90*
HYPOTHETICAL 5% RETURN
Investor Class           $1,000.00   $1,023.16      0.35%     $1.79**

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD SINCE COMMENCEMENT, MULTIPLIED BY 91/365.

** EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD SINCE OCTOBER 1, MULTIPLIED BY 182/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

                   CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires the Board of Trustees (the "Board") of Causeway Capital Management Trust (the "Trust") to approve the investment advisory agreement (the "Advisory Agreement") between the Trust and Causeway Capital Management LLC (the "Adviser") with respect to Causeway International Opportunities Fund (the "Fund"). The Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not "interested persons" of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees and one interested Trustee when the Advisory Agreement was considered.

INFORMATION RECEIVED. As the Adviser has provided services to the Causeway International Value Fund series of the Trust since October 2001, the Causeway Emerging Markets Fund series of the Trust since March 2007, and the Causeway Global Value Fund series of the Trust since April 2008, the Board is familiar with the Adviser, its operations and personnel. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser's services. The Adviser presented information about the Fund to the Board at an August 3, 2009 meeting before the Fund began operation, and discussed with the Board the manner in which the Fund would be managed and the proposed portfolio managers. The Board noted that the Fund would primarily invest in two of the other series of the Trust managed by the Adviser, operating as a "fund of funds." The Board met on November 2, 2009, to consider whether to approve the Advisory Agreement for an initial term ending September 20, 2011. In connection with the meeting, the Trustees received and reviewed extensive materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees' behalf by their independent legal counsel.

FACTORS CONSIDERED. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services to be provided by the Adviser, (2) the composite investment performance of the Adviser's international opportunities strategy for other clients, (3) comparisons of the services to be rendered and the amounts to be paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the estimated costs of the services to be provided and estimated profits or losses to be realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and
(6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services to be provided by the Adviser, the Trustees considered, among other things, the Adviser's personnel, experience, track record, and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser's principal

                    CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

personnel who would provide services to the Fund, as well as the level of attention those individuals expected to provide to the Fund. The Trustees noted the Adviser's commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser's investment philosophy and processes and considered the scope of the Adviser's services to the other series of the Trust. The Trustees concluded that the nature, extent and quality of the services proposed to be provided by the Adviser would benefit the Fund and its shareholders.

Second, regarding the investment performance of the international opportunities strategy to be used by the Adviser in managing the Fund, the Trustees reviewed the historical performance of the composite accounts managed by the Adviser using its international opportunities strategy, calculated both without fees and net of the Fund's estimated expense ratio. They noted that, as of September 30, 2009, the composite's short-term and annualized two-year performance outperformed the MSCI All Country World Index ex U.S., and concluded that the Adviser's strategy appeared to be well-designed and would benefit the Fund and its shareholders.

Third, the Trustees recognized that while no advisory fee was proposed for managing the Fund, because the Fund would invest in other series of the Trust, the Adviser would receive additional advisory fees from those other series with respect to assets invested by the Fund. The Adviser presented information on this "effective" advisory fee and the Trustees compared the Fund's proposed effective advisory fee and estimated total expenses with those of other similar mutual funds. They concluded that the effective advisory fee and estimated expenses were within the ranges of fees and expenses of similar funds, noting that the Adviser proposed contractually to limit the Fund's expenses (excluding brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses).

The Trustees noted that the Fund's proposed effective advisory fee was somewhat higher than that of the current international opportunities separate account serviced by the Adviser that does not pay a performance-based fee, and is somewhat higher than future clients would pay based on the Adviser's current standard international opportunities separate account fee schedule. They also noted, however, that the differences appropriately reflected the Adviser's significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund's disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, participation in regulatory examinations and legal and compliance matters, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors). The Trustees concluded that the Fund's proposed effective advisory fee and estimated expenses were reasonable and appropriate under the circumstances.

                   CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (concluded)

Fourth, the Trustees considered the estimated profits or losses to be realized by the Adviser from its relationship with the Fund. They reviewed the Adviser's estimated after tax profit margin with respect to such services and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They noted that, due to its expense limit agreement, the Adviser expected to experience significant losses managing the Fund in its first year of operation, and that the Adviser's sponsorship of the Fund, at least in the Fund's early years, could involve significant further expenses to the Adviser.

Fifth, regarding economies of scale, the Trustees observed that the Fund would not pay an advisory fee, and further observed that, although the fee schedules of the series of the Trust in which the Fund proposes to invest - Causeway International Value Fund and Causeway Emerging Markets Fund - did not have breakpoints, the Fund's effective advisory fee and estimated expense ratios, as limited by the Adviser, were competitive when compared with industry ranges, and that the Adviser, at least initially, would incur significant losses in managing the Fund. The Trustees concluded that under the circumstances the Adviser was sharing any economies of scale with the Fund appropriately pending the Fund's future potential asset growth.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund - often called "fall-out" benefits - the Trustees observed that the Adviser does not earn common "fall-out" benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, "contingent deferred sales commissions," or "float" benefits on short-term cash. The Trustees concluded that the primary "fall-out" benefits received by the Adviser were advisory fees paid by the series of the Trust in which the Fund invests and research services provided by brokers used by those Funds, and that these benefits were reasonable in relation to the value of the services that the Adviser proposed to provide to the Fund.

APPROVAL. At the November 2, 2009 meeting, the Trustees discussed the information and factors noted above and considered the approval of the Advisory Agreement with representatives of the Adviser. The Independent Trustees also met in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, the Fund's advisory fees are reasonable and approval of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees approved the Advisory Agreement for a period ending September 20, 2011.

                    CAUSEWAY INTERNATIONAL OPPORTUNITIES FUND

                       SUPPLEMENTAL FINANCIAL INFORMATION

                       CAUSEWAY INTERNATIONAL VALUE FUND:
                     SEMI-ANNUAL REPORT AS OF MARCH 31, 2010

                                TABLE OF CONTENTS

Letter to Shareholders                                                        26
Schedule of Investments                                                       30
Sector Diversification                                                        34
Statement of Assets and Liabilities                                           35
Statement of Operations                                                       36
Statement of Changes in Net Assets                                            37
Financial Highlights                                                          38
Notes to Financial Statements                                                 40
Disclosure of Fund Expenses                                                   47

LETTER TO SHAREHOLDERS

PERFORMANCE REVIEW

For the six months ended March 31, 2010, the Causeway International Value Fund Institutional Class returned 5.54% and Investor Class returned 5.38% compared to the MSCI EAFE(R) Index ("EAFE Index") return of 3.18% for the same period. Even though equity markets extended the recovery that began just over a year ago, investors continued to demonstrate concern about macroeconomic conditions. In late January, 2010, markets swooned in response to China's reversal of its economic stimulus measures, and then were challenged by Europe's soaring budget deficits. However, in March 2010, global equity markets again advanced as investors anticipated a sustained economic recovery and improved corporate profits. The best performing developed international equity markets for the period (measured in US dollars) included Sweden, Australia, Finland, Singapore, and Norway. Canada (not part of the EAFE Index) and South Korea, which MSCI classifies as an emerging market, also performed well. The biggest laggards included Europe's so-called "PIGS"--Portugal, Italy, Greece, and Spain. The US dollar appreciated meaningfully versus nearly every major currency this period, especially the pound sterling and the euro, thus depressing dollar-denominated returns in those regions.

PORTFOLIO ATTRIBUTION

Due primarily to superior stock selection, the Fund outperformed the EAFE Index during the period. In addition, much of the excess return can be attributed to the Fund's deliberate overweighting towards quality companies in cyclical industries while remaining significantly underweight in the banks industry group. Banks were the worst performing industry group during the period. Many other cyclical companies whose earnings are heavily influenced by the prevailing economic environment performed well. Fund holdings in energy and capital goods contributed the most towards relative outperformance. Meanwhile, the top detractors to relative performance for the Fund compared to the EAFE Index were holdings in the materials and consumer services industry groups. From a regional perspective, the top contributors to relative outperformance included Norway, South Korea, Spain, France, and Italy, while Australia, Sweden, Japan, and the United Kingdom detracted from relative performance. An overweight position compared to the EAFE Index in the euro and an underweight in the Australian dollar were drags on relative performance during the period. Our currency exposure is entirely a byproduct of our bottom-up security selection process.

SIGNIFICANT PORTFOLIO CHANGES

Most recently, we have modestly reduced exposure to many economically-sensitive industries including: materials, semiconductors & semi equipment, and technology hardware & equipment, while marginally increasing exposure to banks and one economically defensive industry-- pharmaceuticals. Several of the largest sales during the period were quality cyclicals initially purchased in the fourth quarter of 2008 and first quarter of 2009, in the depths of the bear market. We sold (or reduced exposure to) these stocks because they had performed very strongly and as a result, their upside potential no longer made them competitive with other portfolio candidates. Top sales included: telecommunication equipment manufacturer, Ericsson (Sweden), robotics and automation equipment producer, Fanuc (Japan), energy services firm, Technip (France), semiconductor equipment manufacturer, Tokyo Electron (Japan), and metals and mining extractor, Rio Tinto (UK). Despite these portfolio changes, the Fund ended the period with its single largest sector weight in industrials, twice that of the EAFE Index.

Taking advantage of global stock markets' continued volatility, we found a wealth of investment opportunities in both cyclical and economically stable businesses. The economic backdrop confounds our crystal ball. What we can see is that many developed markets stocks are priced for permanently hobbled growth. Those undervalued candidates interest us greatly. At an attractive entry price, we aim to shield the Fund from the severe ramifications of private and public sector deleveraging. Our focus on the highest financial strength companies remains in place. Well-managed companies with financial flexibility have unprecedented opportunities to outmaneuver their competitors in this tough environment. We continue to seek those firms enjoying a narrow field of competitors, ideally in an oligopoly with favorable long-term demand characteristics. Over the last 6 months, we have purchased or added to aerospace and defense-equipment company, European Aeronautic Defence and Space Co. NV (France), beverage container producer, Rexam (UK), industrial pumps manufacturer, Sulzer (Switzerland), flavors & fragrances chemical company, Givaudan (Switzerland) and several undervalued and well-capitalized banks including, Banco Santander (Spain), UniCredito Italiano (Italy), and Skandinaviska Enskilda Banken AB (Sweden). Companies with stock prices under pressure from external events or government inquiries, assuming they are temporary, also attract us as investors. We recently added Toyota Motor (Japan), after analyzing the likely cost of recalls, brand damage, and potential legal costs. We believe that investors have overestimated the loss in value to this auto industry leader.

ECONOMIC OUTLOOK

Strong corporate profit gains are likely to continue, driven by the global recovery, declining interest expenses, declining unit labor costs, and the steepening yield curve. Companies currently face modest interest payments, especially relative to cash flow. Recovering corporate profits should drive improved capital expenditures and employment. The J.P. Morgan global manufacturing purchasing managers' index ("PMI") rose in March, setting a new peak for the expansion. The March reading is the highest since May 2004 and is just a point below the series high dating back to inception in 1998. Every component of the PMI rose in March. The output and new orders indices returned to healthy levels, consistent with very rapid growth in output. The current level of the PMI output index implies double-digit production gains. The export orders index surged to a series high, which is mirrored in the booming pace of exports, which were tracking 40% annualized growth (based on the three-month percentage change as of January). One byproduct of resumed economic growth is the recent climb in oil prices. The front-month WTI crude contract is trading just shy of $85/bbl. If this move builds on itself, it will pose a headwind to consumer spending. Euro area reports continue to point to stabilization in the labor market. The region's unemployment rate edged up to 10.0% in February after holding at 9.9% in the previous three months. The number of unemployed fell sharply in Germany in March, consistent with a modest upturn in employment there. The German Ifo Index of business confidence increased in March to 98.1, its highest level since June 2008, from 95.2 in February. In China, the bellwether for global growth, the central bank reportedly drained CNY 602 billion from the domestic banking system in March. This was the third largest monthly withdrawal in the past 20 years, completely reversing the liquidity injection of CNY 522 billion in February for the Chinese New Year. In contrast with booming China, the Bank of Japan ("BoJ") aims to add liquidity to the local economy. The BoJ's most recent quarterly tankan survey of business sentiment shows significantly less pessimism among the nation's biggest firms, but obstacles to recovery remain significant. South Korea reported March exports rose 35.1% from a year earlier, beating an expected 32.9% rise.

INVESTMENT OUTLOOK

With the rapid rebound in global equity markets in the 12 months to March 31, 2010, the question remains, "Where do we go from here?" Gradually upward, we suggest. Equities have returned to more rational pricing, without the 2008-9 skew of investor preference from aggressive risk to low risk, and back again. Investors are becoming more discriminate and the markets are transitioning away from a liquidity-driven rally, placing greater emphasis on the fundamentals of each listed company, its industry, and the macroeconomics in the appropriate region. This renewed emphasis on the attributes of each stock fits our investment process well. Our research continues to identify undervalued candidates, and these should benefit the Fund as markets recognize their mispricing and bid their values higher. We hunt for attractive candidates in an investable universe that has room for price appreciation. The prospective multiple for developed markets at less than 12x 2010 earnings (based on IBES estimates) seems reasonable in absolute and relative terms. The stocks in Causeway International Value Fund exhibit above market dividend yields on average, a sizeable component of total return. Our preference for owning shares in companies paying steady and growing dividends has not waivered, despite the challenges of the last two years. The especially high level of financial strength of companies represented in the Fund supports the consistency of that dividend income. As normalcy has returned to equity markets, we can buy a variety of companies from diverse geographies and industries. We believe the better companies, identified by their fortress-like balance sheets, dominant market shares, and substantial free cash flow, will attract investor buying for several years ahead. Those companies should deliver superior returns versus the EAFE Index--and these are the companies we want to own.

We thank you for your continued confidence in Causeway International Value Fund and look forward to serving you in the future.


/s/ Harry W. Hartford
---------------------------------
Harry W. Hartford
Portfolio Manager


/s/ Jonathan P. Eng
---------------------------------
Jonathan P. Eng
Portfolio Manager


/s/ Sarah H. Ketterer
---------------------------------
Sarah H. Ketterer
Portfolio Manager


/s/ Kevin Durkin
---------------------------------
Kevin Durkin
Portfolio Manager


/s/ James A. Doyle
---------------------------------
James A. Doyle
Portfolio Manager

April 26, 2010

THE ABOVE COMMENTARY EXPRESSES THE ADVISER'S VIEWS AS OF THE DATE SHOWN AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE REGARDING ANY STOCK. THESE VIEWS AND THE PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS.

AS OF 3/31/10, AVERAGE ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS WERE 62.70% (ONE YEAR), 3.19% (FIVE YEAR) AND 8.93% (SINCE INCEPTION), AND FOR THE INVESTOR CLASS WERE 62.12% (ONE YEAR), 2.96% (FIVE YEAR) AND 8.67% (SINCE INCEPTION). INCEPTION WAS 10/26/01.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-866-947-7000 OR VISIT WWW.CAUSEWAYFUNDS.COM. INVESTMENT PERFORMANCE MAY REFLECT FEE WAIVERS. IN THE ABSENCE OF SUCH FEE WAIVERS, TOTAL RETURN MAY BE REDUCED. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE WHEN PAID. INVESTOR CLASS SHARES PAY A SHAREHOLDER SERVICE FEE OF UP TO 0.25% PER ANNUM OF AVERAGE DAILY NET ASSETS, AND WILL HAVE LOWER PERFORMANCE THAN INSTITUTIONAL CLASS SHARES. INSTITUTIONAL CLASS SHARES PAY NO SHAREHOLDER SERVICE FEE. A 2% REDEMPTION FEE IS CHARGED ON THE VALUE OF SHARES REDEEMED LESS THAN 60 DAYS AFTER PURCHASE. IF YOUR ACCOUNT INCURRED A REDEMPTION FEE, YOUR PERFORMANCE WILL BE LOWER THAN THE PERFORMANCE SHOWN HERE. FOR MORE INFORMATION, PLEASE SEE THE PROSPECTUS.

THE MSCI EAFE(R) INDEX IS AN ARITHMETICAL AVERAGE WEIGHTED BY MARKET VALUE OF THE PERFORMANCE OF APPROXIMATELY 1,000 NON-U.S. COMPANIES REPRESENTING 20 STOCK MARKETS IN EUROPE, AUSTRALASIA, NEW ZEALAND AND THE FAR EAST. THE INDEX IS GROSS OF WITHHOLDING TAXES AND ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INDEX DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, FEES AND EXPENSES ASSOCIATED WITH AN INVESTMENT IN THE FUND. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THERE ARE SPECIAL RISKS IN FOREIGN INVESTING (PLEASE SEE NOTE 5 IN THE NOTES TO FINANCIAL STATEMENTS).

SCHEDULE OF INVESTMENTS (000)*
MARCH 31, 2010 (UNAUDITED)

                                                            NUMBER OF
CAUSEWAY INTERNATIONAL VALUE FUND                             SHARES           VALUE
---------------------------------                        ----------------   ----------
COMMON STOCK
CANADA -- 1.4%
   Precision Drilling Trust(1)                                  3,973,152   $   30,608
                                                                            ----------
FRANCE -- 17.0%
   Accor SA                                                       529,726       29,305
   AXA SA                                                       1,636,678       36,407
   BNP Paribas SA                                                 395,730       30,390
   European Aeronautic Defence and Space Co. NV                 1,969,066       39,612
   France Telecom SA(2)                                         1,705,429       40,804
   Gemalto NV(1)                                                  265,227       11,477
   Sanofi-Aventis SA(2)                                           801,682       59,757
   Technip SA                                                     839,731       68,276
   Vinci SA                                                       962,440       56,720
                                                                            ----------
                                                                               372,748
                                                                            ----------
GERMANY -- 8.8%
   Bayer AG                                                       280,968       19,005
   Deutsche Post AG                                             1,498,929       26,004
   E.ON AG                                                      1,099,281       40,584
   Linde AG                                                       366,987       43,786
   Siemens AG                                                     639,650       64,059
                                                                            ----------
                                                                               193,438
                                                                            ----------
GREECE -- 1.5%
   OPAP SA                                                      1,457,334       33,067
                                                                            ----------
HONG KONG -- 1.7%
   Yue Yuen Industrial Holdings Ltd.(2, 3, 4)                  11,256,033       36,787
                                                                            ----------
IRELAND -- 0.9%
   Smurfit Kappa Group PLC(2, 3)                                2,485,053       20,473
                                                                            ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

MARCH 31, 2010 (UNAUDITED)

                                                            NUMBER OF
CAUSEWAY INTERNATIONAL VALUE FUND                             SHARES           VALUE
---------------------------------                        ----------------   ----------
ITALY -- 2.9%
   Snam Rete Gas SpA                                            6,890,458   $   34,922
   UniCredito Italiano SpA                                      9,390,746       27,744
                                                                            ----------
                                                                                62,666
                                                                            ----------
JAPAN -- 17.7%
   Fanuc Ltd.                                                     471,900       50,083
   Haseko Corp.                                                18,773,500       17,474
   Honda Motor Co. Ltd.                                           603,000       21,289
   KDDI Corp.                                                       4,948       25,621
   Mitsubishi Gas Chemical Co. Inc.                             5,639,000       33,966
   Mitsubishi UFJ Financial Group Inc.                          5,230,600       27,421
   Sankyo Co. Ltd.                                                602,700       29,822
   Shin-Etsu Chemical Co. Ltd.                                    716,000       41,595
   SMC Corp.                                                      215,700       29,285
   Sony Financial Holdings Inc.(2)                                 13,514       44,386
   Tokyo Electron Ltd.                                            501,000       33,232
   Toyota Motor Corp.                                             798,500       31,993
                                                                            ----------
                                                                               386,167
                                                                            ----------
NETHERLANDS -- 9.1%
   Akzo Nobel NV                                                  920,031       52,431
   ASML Holding NV                                                623,825       22,294
   Reed Elsevier NV                                             5,090,003       61,857
   TNT NV                                                       2,172,733       62,300
                                                                            ----------
                                                                               198,882
                                                                            ----------
NORWAY -- 2.9%
   Aker Kvaerner ASA                                            4,073,950       63,794
                                                                            ----------
SINGAPORE -- 1.0%
   Singapore Airlines Ltd.                                      1,963,000       21,334
                                                                            ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

MARCH 31, 2010 (UNAUDITED)

                                                            NUMBER OF
CAUSEWAY INTERNATIONAL VALUE FUND                             SHARES           VALUE
---------------------------------                        ----------------   ----------
SOUTH KOREA -- 2.8%
   Hyundai Heavy Industries                                       292,102   $   61,199
                                                                            ----------
SPAIN -- 3.2%
   Banco Santander SA                                           1,572,495       20,898
   Enagas                                                       1,038,068       22,748
   Telefonica SA                                                1,119,541       26,521
                                                                            ----------
                                                                                70,167
                                                                            ----------
SWEDEN -- 1.7%
   Skandinaviska Enskilda Banken AB, Class A                    5,859,920       37,454
                                                                            ----------
SWITZERLAND -- 10.6%
   Compagnie Financiere Richemont SA                              750,035       29,052
   Givaudan SA                                                     33,005       28,963
   Novartis AG                                                    560,343       30,274
   Roche Holding AG                                               198,632       32,223
   Sulzer AG                                                      171,052       16,633
   UBS AG                                                       3,462,309       56,298
   Zurich Financial Services AG                                   149,262       38,275
                                                                            ----------
                                                                               231,718
                                                                            ----------
UNITED KINGDOM -- 13.4%
   Aviva PLC                                                    6,143,779       35,920
   British American Tobacco PLC                                   960,923       33,121
   HSBC Holdings PLC                                            3,254,121       33,153
   Michael Page International PLC                               3,388,590       20,567
   Rexam PLC                                                    5,899,122       26,219
   Rio Tinto PLC                                                  380,765       22,562
   Rolls-Royce Group PLC                                        5,429,872       49,065
   Royal Dutch Shell PLC                                          879,570       24,231
   Vodafone Group PLC                                          20,559,011       47,418
                                                                            ----------
                                                                               292,256
                                                                            ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (000)* (CONCLUDED)
MARCH31, 2010 (UNAUDITED)

                                                            NUMBER OF
CAUSEWAY INTERNATIONAL VALUE FUND                             SHARES          VALUE
---------------------------------                        ----------------   ----------
TOTAL COMMON STOCK
   (COST $2,063,452) -- 96.6%                                               $2,112,758
                                                                            ----------
SHORT-TERM INVESTMENT
   Dreyfus Cash Management,
      Institutional Class, 0.070%**                         54,398,110          54,398
                                                                            ----------
TOTAL SHORT-TERM INVESTMENT
   (COST $54,398) -- 2.5%                                                       54,398
                                                                            ----------
TOTAL INVESTMENTS -- 99.1%
   (COST $2,117,850)                                                         2,167,156
                                                                            ----------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.9%                                   20,276
                                                                            ----------
NET ASSETS -- 100.0%                                                        $2,187,432
                                                                            ==========

*    Except for share data.

**   The rate reported is the 7-day effective yield as of March 31, 2010.

(1)  Non-income producing security.

(2) Resales of portions of these securities are subject to Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally on foreign exchanges or to qualified institutional buyers.

(3) Securities considered illiquid. The total market value of such securities as of March 31, 2010 was $57,260 and represented 2.6% of Net Assets.

(4) Security fair valued by the Fair Value Committee in accordance with fair value pricing procedures approved by the Board of Trustees. The total value of such securities as of March 31, 2010 was $36,787 and represented 1.7% of Net Assets.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SECTOR DIVERSIFICATION

AS OF MARCH 31, 2010, THE SECTOR DIVERSIFICATION WAS AS FOLLOWS (UNAUDITED):

CAUSEWAY INTERNATIONAL VALUE FUND              % OF NET ASSETS
---------------------------------              ---------------
COMMON STOCK
Industrials                                         22.7%
Financials                                          17.8
Consumer Discretionary                              13.3
Materials                                           12.3
Energy                                               8.5
Health Care                                          6.5
Telecommunication Services                           6.4
Utilities                                            4.5
Information Technology                               3.1
Consumer Staples                                     1.5
                                                   -----
TOTAL COMMON STOCK                                  96.6
                                                   -----
SHORT-TERM INVESTMENT                                2.5
                                                   -----
EXCESS OF CASH AND RECEIVABLES OVER PAYABLES         0.9
                                                   -----
NET ASSETS                                         100.0%
                                                   =====

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES(000)* (UNAUDITED)

                                                                             CAUSEWAY
                                                                          INTERNATIONAL
                                                                            VALUE FUND
                                                                          -------------
                                                                             3/31/10
                                                                          -------------
ASSETS:
   Investments at Value (Cost $2,117,850)                                   $2,167,156
   Receivable for Fund Shares Sold                                              19,560
   Receivable for Dividends and Interest                                         6,769
   Receivable for Tax Reclaims                                                   5,944
   Prepaid Expenses                                                                155
   Foreign Currency (Cost $--)                                                      14
                                                                            ----------
      TOTAL ASSETS                                                           2,199,598
                                                                            ----------
LIABILITIES:
   Payable for Fund Shares Redeemed                                              7,000
   Payable for Investment Securities Purchased                                   3,056
   Payable due to Investment Adviser                                             1,447
   Payable for Shareholder Service Fees -- Investor Class                          151
   Payable due to Administrator                                                     98
   Payable for Trustees' Fees                                                       57
   Other Accrued Expenses                                                          357
                                                                            ----------
      TOTAL LIABILITIES                                                         12,166
                                                                            ----------
      NET ASSETS                                                            $2,187,432
                                                                            ==========
NET ASSETS:
   Paid-in Capital (unlimited authorization -- no par value)                $2,625,884
   Undistributed Net Investment Income                                           3,066
   Accumulated Net Realized Loss on Investments                               (490,904)
   Net Unrealized Appreciation on Investments                                   49,306
   Net Unrealized Appreciation on Foreign Currencies and Translation of
      Other Assets and Liabilities Denominated in Foreign Currencies                80
                                                                            ----------
      NET ASSETS                                                            $2,187,432
                                                                            ==========
   NET ASSET VALUE PER SHARE (BASED ON NET ASSETS OF
      $1,114,595,889 / 94,996,149 SHARES) -- INSTITUTIONAL CLASS            $    11.73
                                                                            ==========
   NET ASSET VALUE PER SHARE (BASED ON NET ASSETS OF
      $1,072,835,907 / 91,971,134 SHARES) -- INVESTOR CLASS                 $    11.66
                                                                            ==========

*    Except for Net Asset Value data.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS(000) (UNAUDITED)

                                                                       CAUSEWAY
                                                                    INTERNATIONAL
                                                                      VALUE FUND
                                                                    -------------
                                                                     10/01/09 to
                                                                       3/31/10
                                                                    -------------
INVESTMENT INCOME:
   Dividend Income (net of foreign taxes withheld of $2,132)           $ 17,584
                                                                       --------
   TOTAL INVESTMENT INCOME                                               17,584
                                                                       --------
EXPENSES:
   Investment Advisory Fees                                               8,543
   Shareholder Service Fees -- Investor Class                             1,261
   Administration Fees                                                      574
   Custodian Fees                                                           358
   Printing Fees                                                            209
   Transfer Agent Fees                                                      180
   Professional Fees                                                        169
   Trustees' Fees                                                           134
   Registration Fees                                                         22
   Other Fees                                                               141
                                                                       --------
   TOTAL EXPENSES                                                        11,591
                                                                       --------
   NET INVESTMENT INCOME                                                  5,993
                                                                       --------
   NET REALIZED AND UNREALIZED GAIN (L0SS) ON INVESTMENTS AND
      FOREIGN CURRENCY TRANSACTIONS:
   Net Realized Gain from Security Transactions                          52,541
   Net Realized Loss from Foreign Currency Transactions                    (354)
   Net Change in Unrealized Appreciation on Investments                  57,694
   Net Change in Unrealized Depreciation on Foreign Currency
      and Translation of Other Assets and Liabilities Denominated
      in Foreign Currency                                                  (172)
                                                                       --------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
      CURRENCY TRANSACTIONS                                             109,709
                                                                       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $115,702
                                                                       ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS(000)

                                                                       CAUSEWAY INTERNATIONAL
                                                                             VALUE FUND
                                                                     -------------------------
                                                                     10/01/09 to   10/01/08 to
                                                                       3/31/10       9/30/09
                                                                     (Unaudited)    (Audited)
                                                                     -----------   -----------
OPERATIONS:
   Net Investment Income                                             $    5,993    $   37,534
   Net Realized Gain (Loss) from Security Transactions                   52,541      (538,160)
   Net Realized Loss from Foreign Currency Transactions                    (354)         (915)
   Net Change in Unrealized Appreciation on Investments                  57,694       435,775
   Net Change in Unrealized Appreciation (Depreciation) on
      Foreign Currency and Translation of Other Assets and
      Liabilities Denominated in Foreign Currency                          (172)          315
                                                                     ----------    ----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      115,702       (65,451)
                                                                     ----------    ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income Dividends:
      Institutional Class                                               (18,002)      (55,848)
      Investor Class                                                    (15,732)      (38,045)
                                                                     ----------    ----------
   Total Net Investment Income Dividends                                (33,734)      (93,893)
                                                                     ----------    ----------
   Net Capital Gain Distributions:
      Institutional Class                                                    --       (49,463)
      Investor Class                                                         --       (36,055)
                                                                     ----------    ----------
   Total Net Capital Gain Distributions                                      --       (85,518)
                                                                     ----------    ----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS                         --      (179,411)
                                                                     ----------    ----------
   NET DECREASE IN NET ASSETS DERIVED
      FROM CAPITAL SHARE TRANSACTIONS(1)                                (43,297)     (157,545)
   Redemption Fees(2)                                                        34           119
                                                                     ----------    ----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                               38,705      (402,288)
                                                                     ----------    ----------
NET ASSETS:
      Beginning of Period                                             2,148,727     2,551,015
                                                                     ----------    ----------
      END OF PERIOD                                                  $2,187,432    $2,148,727
                                                                     ==========    ==========
      UNDISTRIBUTED NET INVESTMENT INCOME                            $    3,066    $   30,807
                                                                     ==========    ==========

(1)  See Note 7 in the Notes to Financial Statements.

(2)  See Note 2 in the Notes to Financial Statements.

Amounts designated as "--" are $0 or are rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE SIX MONTHS ENDED MARCH 31, 2010 (UNAUDITED) AND THE YEARS ENDED SEPTEMBER 30, FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

                                                                Net
                                                             Realized
                                                                and
                                    Net Asset               Unrealized                                              Total
                                      Value,                   Gain                   Dividends                   Dividends
                                    Beginning      Net       (Loss) on   Total from   from Net   Distributions       and
                                    of Period  Investment   Investments  Operations  Investment   from Capital  Distributions
                                       ($)      Income ($)      ($)          ($)     Income ($)    Gains ($)         ($)
                                    ---------  -----------  ----------   ----------  ----------  -------------  -------------
CAUSEWAY INTERNATIONAL VALUE FUND+
INSTITUTIONAL CLASS
   2010(1)                            11.30        0.04        0.58         0.62       (0.19)           --          (0.19)
   2009                               12.14        0.20       (0.08)        0.12       (0.51)        (0.45)         (0.96)
   2008                               21.85        0.42       (5.68)       (5.26)      (0.45)        (4.00)         (4.45)
   2007                               19.04        0.39        3.54         3.93       (0.23)        (0.89)         (1.12)
   2006                               16.99        0.39        2.61         3.00       (0.37)        (0.58)         (0.95)
   2005                               14.80        0.34        2.56         2.90       (0.26)        (0.45)         (0.71)
INVESTOR CLASS
   2010(1)                            11.23        0.02        0.58         0.60       (0.17)           --          (0.17)
   2009                               12.05        0.18       (0.07)        0.11       (0.48)        (0.45)         (0.93)
   2008                               21.71        0.39       (5.64)       (5.25)      (0.41)        (4.00)         (4.41)
   2007                               18.93        0.33        3.53         3.86       (0.19)        (0.89)         (1.08)
   2006                               16.90        0.35        2.60         2.95       (0.34)        (0.58)         (0.92)
   2005                               14.73        0.29        2.57         2.86       (0.24)        (0.45)         (0.69)

(1) All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.

+    Per share amounts calculated using average shares method.

Amounts designated as "--" are $0 or are rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                    Ratio of    Ratio of Net
                                       Net Assets   Expenses     Investment
              Net Asset                  End of    to Average      Income      Portfolio
Redemption    Value, End     Total       Period        Net       to Average     Turnover
 Fees ($)   of Period ($)  Return (%)    ($000)    Assets (%)  Net Assets (%)   Rate (%)
----------  -------------  ----------  ----------  ----------  --------------  ---------
    --          11.73          5.54     1,114,596     0.97          0.68           18
    --          11.30          4.28     1,110,262     0.99          2.29           47
    --          12.14        (29.24)    1,548,542     0.91          2.56           29
    --          21.85         21.22     3,080,040     0.90          1.89           40
    --          19.04         18.54     3,323,722     0.92          2.18           38
    --          16.99         19.98     2,817,467     0.98          2.10           22

    --          11.66          5.38     1,072,836     1.21          0.44           18
    --          11.23          4.07     1,038,465     1.23          2.07           47
    --          12.05        (29.40)    1,002,473     1.15          2.38           29
    --          21.71         20.92     1,783,973     1.13          1.63           40
    --          18.93         18.27     1,433,361     1.15          1.97           38
    --          16.90         19.74     1,191,991     1.21          1.81           22

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

Causeway International Value Fund (the "Fund") is a series of Causeway Capital Management Trust (the "Trust"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The Trust has three additional series, the financial statements of which are presented separately.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market ("NASDAQ")) or Over-the-Counter ("OTC") for which market quotations are available are valued at the last reported sale price ("regular way") as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities for which market prices are not "readily available" are valued in accordance with fair value pricing procedures approved by the Fund's Board of Trustees (the "Board"). The Fund's fair value pricing procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides a fair value for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

     - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

     - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

     - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Fund's investments are measured at March 31, 2010:

Investments in        Level 1    Level 2   Level 3      Total
Securities             (000)      (000)     (000)       (000)
-----------------   ----------   -------   -------   ----------
Common Stock
   Canada           $   30,608   $    --     $--     $   30,608
   France              372,748        --      --        372,748
   Germany             193,438        --      --        193,438
   Greece               33,067        --      --         33,067
   Hong Kong                --    36,787      --         36,787
   Ireland              20,473        --      --         20,473
   Italy                62,666        --      --         62,666
   Japan               386,167        --      --        386,167
   Netherlands         198,882        --      --        198,882
   Norway               63,794        --      --         63,794
   Singapore            21,334        --      --         21,334
   South Korea          61,199        --      --         61,199
   Spain                70,167        --      --         70,167
   Sweden               37,454        --      --         37,454
   Switzerland         231,718        --      --        231,718
   United Kingdom      292,256        --      --        292,256
                    ----------   -------     ---     ----------
Common Stock
   Total             2,075,971    36,787      --      2,112,758
Short-Term
   Investment       $   54,398   $    --     $--     $   54,398
                    ----------   -------     ---     ----------
Total Investment
   in Securities    $2,130,369   $36,787     $--     $2,167,156
                    ==========   =======     ===     ==========

For the six months ended March 31, 2010, there were no significant changes to the Fund's fair value methodologies.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Fund did not incur any significant interest or penalties.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

FOREIGN CURRENCY EXCHANGE CONTRACTS - When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms.

EXPENSE/CLASSES - Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

REDEMPTION FEE - Through November 2008, the Fund imposed a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 90 days after purchase. Effective December 1, 2008, the redemption fee period was reduced to 60 days. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund's redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the "Adviser") for its clients to rebalance their portfolios. The Fund's redemption fee also does not apply to shares redeemed by Causeway International Opportunities Fund, which is a fund-of-funds that invests in the Fund. For the six months ended March 31, 2010, the Institutional Class and Investor Class retained $18,299 and $15,579 in redemption fees, respectively.

OTHER - Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the statement of operations. For the six months ended March 31, 2010, the Fund received commission recapture payments of $46,639.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICE AND DISTRIBUTION AGREEMENTS

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund's average daily net assets. The Adviser contractually agreed through January 31, 2011 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% and 1.30% of Institutional Class and Investor Class average daily net assets, respectively. No waivers or reimbursements were required for the six months ended March 31, 2010.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

The Trust and SEI Investments Global Funds Services (the "Administrator") have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Trust is subject to a minimum annual fee of $165,000 for the first portfolio plus $80,000 for each additional portfolio plus $20,000 for each additional share class (over two) in each portfolio.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2010, the Investor Class paid 0.24% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the "Distributor") have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the six months ended March 31, 2010, for the Fund were as follows:

Purchases     Sales
  (000)       (000)
---------   --------
 $367,703   $427,504
 --------   --------

5. RISKS OF FOREIGN INVESTING

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund's securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund's securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6. FEDERAL TAX INFORMATION

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions, were reclassified to/(from) the following accounts as of September 30, 2009 (000):

Undistributed     Accumulated
Net Investment   Net Realized
    Income           Gain
--------------   ------------
    $(961)           $961
    -----            ----

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2009 and September 30, 2008, were as follows (000):

       Ordinary     Long-Term
        Income    Capital Gain     Total
       --------   ------------   --------
2009   $ 93,940     $ 85,471     $179,411
2008    231,396      705,699      937,095
       --------     --------     --------

As of September 30, 2009, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income   $  31,416
Capital Loss Carryforwards        (45,997)
Unrealized Depreciation           (22,745)
Post-October Losses              (482,485)
Post-October Currency Losses         (610)
Other Temporary Differences             1
                                ---------
Total Accumulated Losses        $(520,420)
                                =========

Post-October Losses and Post-October Currency Losses represent losses realized on securities and currency transactions from November 1, 2008 through September 30, 2009 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards represent realized losses that the Fund may carryforward for a maximum period of eight years and apply against future net realized gains. The capital loss carryforwards in the table above will expire September 30, 2017.

At March 31, 2010, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

                                              Net
 Federal     Appreciated   Depreciated    Unrealized
 Tax Cost     Securities    Securities   Appreciation
----------   -----------   -----------   ------------
$2,117,850     $246,110     $(196,804)     $49,306
----------     --------     ---------      -------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONCLUDED)

7. CAPITAL SHARES ISSUED AND REDEEMED (000)

                                                   Six Months Ended             Fiscal Year Ended
                                              March 31, 2010 (Unaudited)   September 30, 2009 (Audited)
                                              --------------------------   ----------------------------
                                                  SHARES      VALUE            SHARES      VALUE
                                                 -------    ---------         -------    ---------
INSTITUTIONAL CLASS:
Shares Sold                                        7,139    $  81,142          16,071    $ 142,443
Shares Issued in Reinvestment of
   Dividends and Distributions                     1,360       15,257          11,716       94,315
Shares Redeemed                                  (11,749)    (133,521)        (57,046)    (492,439)
                                                 -------    ---------         -------    ---------
Decrease in Shares Outstanding Derived
   from Institutional Class Transactions          (3,250)   $ (37,122)        (29,259)   $(255,681)
                                                 -------    ---------         -------    ---------
INVESTOR CLASS:
Shares Sold                                       18,680      210,308          41,239      374,418
Shares Issued in Reinvestment of
   Dividends and Distributions                     1,399       15,612           9,176       73,500
Shares Redeemed                                  (20,581)    (232,095)        (41,105)    (349,782)
                                                 -------    ---------         -------    ---------
Increase (Decrease) in Shares Outstanding
   Derived from Investor Class Transactions         (502)      (6,175)          9,310       98,136
                                                 -------    ---------         -------    ---------
Decrease in Shares Outstanding from
   Capital Share Transactions                     (3,752)   $ (43,297)        (19,949)   $(157,545)
                                                 =======    =========         =======    =========

8. RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund is currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

9. SIGNIFICANT SHAREHOLDER CONCENTRATION

As of March 31, 2010, one of the Fund's shareholders owned 43% of net assets.

10. SUBSEQUENT EVENTS

From March 31, 2010 through the date the financial statements were issued, no subsequent events or transactions have occurred that would have materially impacted the financial statements as presented.

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund's comparative cost by comparing the hypothetical result for the Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT the Fund's actual return -- the account values shown may not apply to your specific investment.

DISCLOSURE OF FUND EXPENSES (Unaudited)
(CONCLUDED)

                                    BEGINNING     ENDING                 EXPENSES
                                     ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                      VALUE       VALUE       EXPENSE     DURING
                                     10/1/09     3/31/10      RATIOS      PERIOD*
                                    ---------   ---------   ----------   --------
CAUSEWAY INTERNATIONAL VALUE FUND
ACTUAL FUND RETURN
Institutional Class                 $1,000.00   $1,055.40      0.97%       $4.96
HYPOTHETICAL 5% RETURN
Institutional Class                 $1,000.00   $1,020.11      0.97%       $4.87
CAUSEWAY INTERNATIONAL VALUE FUND
ACTUAL FUND RETURN
Investor Class                      $1,000.00   $1,053.80      1.21%       $6.18
HYPOTHETICAL 5% RETURN
Investor Class                      $1,000.00   $1,018.91      1.21%       $6.08

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

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                                       49

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

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's procedures by which shareholders may recommend nominees to the registrant's board of trustees are as follows: The board of trustees of the registrant has a nominating committee comprised of all of the trustees who are not interested persons of the registrant as defined by ss. 2(a)(19) of the Investment Company Act of 1940 (the "Independent Trustees"). The purpose of the nominating committee is to nominate persons to serve as Independent Trustees, as needed. According to the registrant's bylaws, any shareholder of the registrant may submit names of individuals to be considered by the nominating committee or the board of trustees, as applicable, provided, however, (i) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the meeting, and (ii) that the nominating committee or the board of trustees, as applicable, shall make the final determination of persons to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Causeway Capital Management Trust


By (Signature and Title)*               /s/ Turner Swan
                                        ----------------------------------------
                                        Turner Swan, President

Date: June 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Turner Swan
                                        ----------------------------------------
                                        Turner Swan, President

Date: June 3, 2010


By (Signature and Title)*               /s/ Michael Lawson
                                        ----------------------------------------
                                        Michael Lawson, Treasurer

Date: June 3, 2010